HUNTINGDON LIFE SCIENCES GROUP PLC







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                                  RULES OF THE

                    HUNTINGDON LIFE SCIENCES SHARESAVE SCHEME
                -------------------------------------------------




                  Adopted by the Company on 3 June 1999 and amended on 21 July 1999 Approved by the Inland Revenue on 23 July 1999 under ref SRS2378/ELW







                                 Arthur Andersen
                                 Betjeman House
                                 104 Hills Road
                                    Cambridge
                                     CB2 1LH
                                Tel: 01223 353906
                                  Ref: PHM/smw

                                    CONTENTS


                                                                        Page

1.     Definitions and Interpretation                                    1
       1.1      Definitions
       1.2      Interpretation
2.     Application for Options                                           1
3.     Scaling down                                                      4
4.     Grant of Options                                                  5
5.     Option Price                                                      6
6.     Number of Shares in respect of which Options may be granted       6
7.     Rights of Exercise and Lapse of Options                           8
8.     Exchange of Options                                              12
9.     Exercise of Options                                              13
10.    Adjustment of Options                                            15
11.    Administration                                                   16
12.    Amending the Scheme                                              17
13.    General                                                          19
       Appendix of definitions                                          22

             RULES OF THE HUNTINGDON LIFE SCIENCES SHARESAVE SCHEME

1.       DEFINITIONS AND INTERPRETATION

1.1 Definitions: The words and expressions in this Scheme which have capital letters have the meanings set out in Rule 8 and the Appendix and words and expressions not otherwise defined have the same meaning they have in the Taxes Act.

1.2      Interpretation:  In the Rules:
         ----------------             -

         1.2.1 the headings are for the sake of convenience only and should be ignored when construing the Rules;

         1.2.2 references to any statutory provisions are to those provisions as amended, extended or re-enacted from time to time and shall include any regulations made under them; and

         1.2.3 the Interpretation Act 1978 shall apply to these Rules with the necessary changes as if they were an Act of Parliament.

2.       APPLICATION FOR OPTIONS

2.1 Applications: The Grantor may invite applications for Options at the Option Price from all Eligible Employees. Where the Grantor is not the Company, the Grantor may only invite applications with the prior written consent of the Board and subject to any conditions specified in that consent.

2.2 Time when invitations may be made: Invitations shall only be made within 42 days starting on:

         2.2.1    the day on which the Scheme is approved by the Inland Revenue;

         2.2.2 the day immediately following the day on which the Company makes an announcement of its results for the last preceding financial year, half-year or other period;

         2.2.3 any day on which the Board resolves that exceptional circumstances exist which justify the grant of Options;

         2.2.4    any  day  on  which  changes  to  the  legislation   affecting
                  savings-related share option schemes approved by the Inland Revenue under the Taxes Act is proposed or made;

         2.2.5 any day on which a new Savings Contract prospectus is announced or takes effect;

         2.2.6 the day following the lifting of any restriction on the grant of any Option imposed by statute, order,regulation or directive or by any code adopted by the Company based on the London
                 Stock  Exchange's   model  code  on  directors'   dealings  in
                 securities; and/or

         2.2.7 the day immediately following any general meeting of the Company and shall not be granted after the Scheme Period.

2.3 Form of invitation: Any invitation made under Rule 2 shall be in writing and shall include details of:

         2.3.1    eligibility;

         2.3.2    the Option Price;

         2.3.3 the date by which applications made under Rule 2.5 must be received, (being neither earlier than 14 days nor later than 25 days after the Date of Invitation);

         2.3.4 whether Eligible Employees may take out a 3, 5 or 7 year Savings Contract;

         2.3.5 whether, for the purposes of determining the number of Shares over which an Option is to be granted, Eligible Employees may elect for the repayment under the Savings Contract to be taken:

                  (i) as including the maximum bonus payable in respect of the Savings Contract;

                  (ii) as including only the standard bonus payable in respect of the Savings Contract;

                  (iii)   as not including a bonus; and

         2.3.6    the maximum permitted Monthly Contribution,

         and the Grantor may determine and include in the invitation details of the maximum number of Shares over which Options are to be granted.

2.4 Proposal for a Savings Contract: Each application for an Option must incorporate or be accompanied by a proposal for a Savings Contract. Proposals for a Savings Contract shall be limited to such bank or building society as the Board may designate.

2.5      Form of application:  An application for an Option shall:
         --------------------

         2.5.1 be in writing in such form as the Board may prescribe but shall provide for the Eligible Employee to state:-

                  (i) the Monthly Contribution (being a multiple of(pound)1 and not less than the Minimum Contribution) which he wishes to make under the related Savings Contract;

                  (ii) that his proposed Monthly Contributions (when taken together with any Monthly Contribution he makes under any other Savings Contract) will not exceed the Maximum Contribution; and

                  (iii)   if he may elect for the  repayment  under the  Savings
                          Contract  as  contemplated   under  Rule  2.3.5,   his
                          election in that respect.

         2.5.2 provide that, in the event of excess applications, each application shall be deemed to have been modified or withdrawn in accordance with the steps taken by the Grantor to scale down applications under Rule 3.

         2.5.3 be deemed to be for an Option over the largest whole number of Shares which can be acquired at the Option Price with the expected repayment (including any relevant bonus) under the related Savings Contract at the appropriate Bonus Date.

2.6 Modification of application and proposal: If there are excess applications, each application for an Option and proposal for a Savings Contract shall be deemed to have been altered or withdrawn in accordance with Rule 3.

3.       SCALING DOWN

3.1 When and how scaling down operates: If valid applications are received for a total number of Shares in excess of any maximum number of Shares determined by the Board under Rule 2.3 or any limitation under Rule 6, the Grantor shall scale down applications by taking, at its absolute discretion, one of the following steps until the number of Shares available equals or exceeds the number of Shares applied for (provided always that in reducing the number of Shares applied for, any adjustments shall ensure that an Eligible Employee's Monthly Contribution remains a multiple of (pound)1):

         3.1.1 by treating any elections for the maximum bonus as elections for the standard bonus payable in respect of a Savings
                  Contract and then, so far as necessary, by reducing the proposed Monthly Contributions pro rata to the excess over the Minimum Contribution and then, so far as necessary, selecting by lot; or

         3.1.2 by treating each election for a bonus as an election for no bonus and then, so far as necessary, by reducing the proposed Monthly Contributions pro rata to the excess over the Minimum Contribution and then, so far as necessary, selecting by lot; or

         3.1.3 by reducing the proposed Monthly Contributions pro rata to the excess over the Minimum Contribution and then, so far as necessary selecting by lot.

3.2 Insufficient Shares: If the number of Shares available is insufficient to enable an Option based on Monthly Contributions equal to the Minimum Contribution to be granted to each Eligible Employee making a valid application, the Board may, as an alternative to selecting by lot, determine in its absolute discretion that no Options shall be granted.

3.3 Modification of scaling down method: If the Board so decides, the provisions in Rule 3.1.1, 3.1.2 and 3.1.3 may be modified or applied in any manner as may be agreed in advance with the Inland Revenue.

3.4 Extending period for granting Options: If in applying the scaling down provisions contained in this Rule 3, Options cannot be granted within the 30 day period referred to in Rule 4.2 below, the Grantor may extend that period by 12 days.

4.       GRANT OF OPTIONS

4.1      No Option grant:  No Option shall be granted to any person if:

         4.1.1 at the Date of Grant that person shall have ceased to be an Eligible Employee; or

         4.1.2 that person has or has had any time within the 12 month period preceding the Date of Grant a Material Interest in the issued ordinary share capital of a Close Company which is:

                     (i)   the Company; or

                     (ii) a company which has Control of the Company or is a Member of a Consortium which owns the Company.

4.2 Option grant: Within 30 days of the first Dealing Day by reference to which the Option Price was fixed (which date shall, subject to Rule 3.4, be within the relevant period in Rule 2.2) the Grantor may, subject to Rule 3 above, grant to each Eligible Employee who has submitted a valid application an Option in respect of the number of Shares for which he has applied.

4.3 Option certificates and payment for Options: There shall be no payment for the grant of an Option. The Grantor shall procure the issue to each Participant of an option certificate in such form (not inconsistent with the provisions of the Scheme) as the Board may from time to time prescribe, specifying:

         4.3.1    the Date of Grant of the Option;

         4.3.2    the number of Shares over which the Option is granted;

         4.3.3    the Bonus Date; and

         4.3.4    the Option Price.

4.4 Options personal to Participants: An Option is personal to the Participant to whom it is granted and may not, nor any rights in respect of it, be transferred or otherwise disposed of to any other person except that, on the death of a Participant, an Option may be transmitted to his personal representatives.

4.5 Individual limit: No Eligible Employee shall be granted an Option to the extent that it would at the proposed Date of Grant result in the total amount of his contributions under all Savings Contracts exceeding the Maximum Contribution.

4.6 Approvals and consents: The grant of an Option shall, following the admission of the Shares to the Daily Official List of the London Stock Exchange, be subject to obtaining any approval or consent required under the provisions of the Listing Rules of the London Stock Exchange or of the City code on Take-Overs and Mergers or of any applicable regulations on enactments.

5.       OPTION PRICE

5.1 The Board's decision: The Board shall decide the Option Price which shall be stated at the Date of Grant.

5.2      Calculating the Option Price:  The Option Price shall not be less than:

         5.2.1 80 per cent. of the Market Value of a Share on the Dealing Day immediately preceding the Date of Invitation (or, if the Board so determines, 80 per cent. of the average of the Market Values on the three Dealing Days immediately preceding the Date of Invitation or 80 percent of the Market Value at such other time or times as may be previously agreed in writing with the Inland Revenue); and

         5.2.2    if the Shares are to be subscribed, their nominal value;

         but subject to any adjustment pursuant to Rule 10.

6.       NUMBER OF SHARES IN RESPECT OF WHICH OPTIONS MAY BE GRANTED

6.1 The 10 per cent. limit over 10 years: The number of Shares which may be allocated under the Scheme on any day shall not, when added to the aggregate of the number of Shares which have been allocated in the previous 10 years under the Scheme and any other Employees' Share Scheme adopted by the Company, exceed such number as represents 10 per cent. of the ordinary share capital of the Company in issue immediately prior to that day plus 1,550,000 Shares.

6.2      Adjustments to these limits: In calculating the above limits in Rule 6;

         6.2.1 any Shares allocated under option(s) granted by the Company to the trustees of any Employee Benefit Trust shall be included;

         6.2.2 no account shall be taken of any Shares where the right to acquire such Shares was released or lapsed without being exercised;

         6.2.3 no account shall be taken of any rights granted under the Option Agreement and any Founder Options;

6.2.4 no account shall be taken of any Shares that have been issued before the date on which the Scheme is adopted by the Company upon the exercise of rights granted under any other Employees' Share Scheme.

6.3 Meaning of allocation: References in this Rule to the "allocation" of Shares shall mean, in the case of any share option scheme, the placing of unissued shares under option and, in relation to other types of Employees' Share Scheme, shall mean the issue and allotment of shares.

7.       RIGHTS OF EXERCISE AND LAPSE OF OPTIONS

7.1      General rules for exercise:  An Option:

         7.1.1 may not be exercised earlier than the Bonus Date under the relevant Savings Contract EXCEPT as provided in Rules 7.2 and 7.4.

         7.1.2 shall not be exercisable later than 6 months after the Bonus Date under the relevant Savings Contract EXCEPT as provided in Rule 7.2.

         7.1.3 may only be exercised by a Participant while he is a director or employee of a Participating Company or an Associated Company EXCEPT as provided in Rules 7.2.

         7.1.4 may not be exercised by a Participant if he has or has had at any time within the 12 month period preceding the date of exercise a Material Interest in a Close Company which is:

                  (i)      the Company; or

                  (ii) a company which has Control of the Company or is a Member of a Consortium which owns the Company,

                  nor may an Option be exercised by the personal representatives of the Participant if the Participant had such a Material Interest at the date of his death.

7.2      Exercise in particular cases:  An Option may be exercised:

         7.2.1    by the personal representatives of a deceased Participant:-

                  (i) within 12 months following the date of his death if such death occurs before the Bonus Date; or

                  (ii) within 12 months following the Bonus Date in the event of his death within 6 months after the Bonus Date.

         7.2.2 subject to Rule 7.1.2 by a Participant within 6 months following his ceasing to hold the office or employment by virtue of which he is eligible to participate in the Scheme by reason of:-

                  (i) injury, disability, redundancy within the meaning of the Employment Protection (Consolidation) Act 1978 or retirement on reaching Pensionable Age or at any other age at which he is bound to retire in accordance with the terms of his contract of employment; or

                  (ii) his office or employment being in a company of which the Company ceases to have Control; or

                  (iii) the transfer or sale of the undertaking or part-undertaking in which he is employed to a person who is neither an Associated Company nor a company under the Control of the Company; or

                  (iv) cessation of employment in any circumstances other than those mentioned in (i) to (iv) above but only if such cessation of office or employment is more than 3 years after the Date of Grant of the Option;

       7.2.3 within the period of 6 months following the date on which a person who made an offer to acquire shares (which was either unconditional or was made on a condition such that if it were satisfied the person making the offer would have Control of the Company) has obtained Control of the Company and any condition subject to which the offer is made has been satisfied. For the purpose of this Rule 7.2.3 a person shall be deemed to have obtained Control of the Company if he and others acting in concert (as defined by the City Code on Takeovers and Mergers) with him have together obtained Control of it;

       7.2.4 at any time during which any person who has become bound or entitled to acquire Shares under sections 428 to 430F of the Companies Act 1985 remains so bound or entitled;

       7.2.5  within six months from the date on which the Court sanctions under
              Section 425 of the Companies Act 1985 a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other Company or Companies;

       7.2.6 if notice is duly given of a resolution for the voluntary winding-up of the Company, within six months from the resolution being passed.

7.3 Cessation following pregnancy: For the purposes of the Scheme, a woman who leaves employment due to pregnancy will be regarded as having left the employment on the day on which she indicates either that she does not intend to return to work or that she will not be returning to work. If she does not give such indication she will be treated as having left employment:

         7.3.1    on the day after the later of:

                  (i) the day on which maternity pay under the Employment Protection (Consolidation) Act 1978 ceases to be payable; and

                  (ii) the end of the maternity leave she is entitled to under the Employment Protection (Consolidation) Act 1978; or

         7.3.2    on any other date specified in the terms of her employment.

7.4 Exercise on reaching Pensionable Age: Subject to Rule 7.1.2 an Option may be exercised by a Participant within 6 months following the date he reaches Pensionable Age if he continues after that date to hold the office or employment by virtue of which he is eligible to participate in the Scheme.

7.5 Ceasing office or employment: No person shall be treated for the purposes of Rule 7.2.2 as ceasing to hold an office or employment by virtue of which that person is eligible to participate in the Scheme until that person ceases to hold any office or employment in the Company, any Associated Company or any company of which the Company has Control.

7.6 Lapsing of Options: Options shall lapse on the earliest of the following events occurring:

         7.6.1    subject to 7.6.2 below, 6 months after the Bonus Date;

         7.6.2 where the Participant dies before the Bonus Date, 12 months after the date of death, and where the Participant dies in the period of 6 months after the Bonus Date, 12 months after the Bonus Date;

         7.6.3 the expiry of any of the 6 month periods specified in Rule 7.2.2.(i) to (iv) except that if at the time any such applicable periods expire time is running under the 12 month periods specified in Rule 7.2.1, the Option shall not lapse by reason of this sub-rule 7.6 until the expiry of the relevant 12 month period in Rule 7.2.1;

         7.6.4    the expiry of any of the periods  specified in Rules 7.2.3 and
                  7.2.4 to 7.2.6 except where an Option is released in consideration of the grant of a New Option over New Shares in the Acquiring Company pursuant to Rule 8;

         7.6.5 the Participant ceasing to hold any office or employment with the Company or any Associated Company or a company of which the Company has control in any circumstances other than those specified in Rules 7.2.1 and 7.2.2 or ceasing to hold such office or employment for any reason during any of the periods specified in Rules 7.2.3 to 7.2.6 and Rule 8;

         7.6.6 subject to Rule 7.2.6, the passing of an effective resolution, or the making of an order by the Court, for the winding-up of the Company;

         7.6.7 the Participant being deprived of the legal or beneficial ownership of the Option by operation of law, or doing anything or omitting to do anything which causes him to be so deprived or being declared bankrupt; or

         7.6.8 where before an Option has become capable of being exercised, the Participant:

                  (i) gives notice that he intends to stop paying Monthly Contributions;

                  (ii) is deemed under the terms of the Savings Contract to have given such notice; or

                  (iii) makes an application for repayment of the Monthly Contributions.

8.       EXCHANGE OF OPTIONS

8.1      The Acquiring Company:   If any company ("the Acquiring Company"):
         ----------------------

         8.1.1    obtains Control of the Company as a result of making:

                  (i) a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the Acquiring Company will have Control of the Company; or

                  (ii) a general offer to acquire all the shares in the Company which are of the same class as the Shares which may be acquired by the exercise of Options;

                  in either case ignoring any Shares which are already owned by it or a member of the same group of companies; or

         8.1.2 obtains Control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under section 425 of the Companies Act 1985; or

         8.1.3 becomes bound or entitled to acquire Shares under sections 428 to 430F of that Act,

         any Participant may at any time within the Appropriate Period, by agreement with the Acquiring Company, release any Option which has not lapsed ("the Old Option") in consideration of the grant to him of an Option ("the New Option") which (for the purposes of Paragraph 15 of
         Schedule 9 to the Taxes Act) is equivalent to the Old Option but relates to shares in a different company (whether the Acquiring Company itself or some other company falling within Paragraph 10(b) or (c) of
         Schedule 9 to the Taxes Act).

8.2 The New Option: The New Option shall not be regarded for the purposes of Rule 8.1 as equivalent to the Old Option unless the conditions set out in Paragraph 15(3) of Schedule 9 to the Taxes Act are satisfied, but so that the provisions of the Scheme shall for this purpose be construed as if:-

         8.2.1 the New Option were an option granted under the Scheme at the same time as the Old Option;

         8.2.2 except for the purpose of the definition of "Participating Company" in Rule 1, the reference to Huntingdon Life Sciences Group plc in the definition of "the Company" in Rule 1 were a reference to the different company mentioned in Rule 8.1; and

         8.2.3    Rule 12.2 were omitted.

9.       EXERCISE OF OPTIONS

9.1 General provisions: Except as otherwise provided in the Rules, an Option may only be exercised:

         9.1.1 during the period of 6 months after the Bonus Date of the relevant Savings Contract

         9.1.2 while the Participant is a director or employee of a Participating Company;

         9.1.3 by a Participant provided that he does not have and has not had within the preceding 12 months a Material Interest in a Close Company which is:-

                  (i)      the Company; or

                  (ii) any company which has Control of the Company or is a Member of a Consortium which owns the Company; and

         9.1.4 with monies not exceeding the amount of repayment (including any interest and bonus) under the Savings Contact as at the Option Exercise Date and for this purpose, no account shall be taken of such part (if any) of the repayment of any Monthly Contribution, whose due date for payment under the Savings Contract is after the date of repayment.

9.2 Manner of exercise: To exercise an Option in whole or in part, the Participant must deliver to the Grantor or its duly appointed agent:

         9.2.1. an option certificate covering at least all the Shares over which the Option is then to be exercised;

         9.2.2 the notice of exercise in the prescribed form properly completed and signed by the Participant (or by his duly authorised agent); and

         9.2.3 remittance for the Exercise Price payable or authority to the Grantor or its duly appointed agent to withdraw and apply monies from the Savings Contract to acquire the Shares over which the Option is to be exercised.

9.3 Option exercise date: The effective date of the exercise of an Option shall be the date of delivery of the notice of exercise which shall be deemed to be delivered when it is received by the Grantor or its duly appointed agent.

9.4      Issue or transfer of Shares:  Subject to Rule 9.5:

         9.4.1 Shares to be issued pursuant to the exercise of an Option shall be allotted to the Participant (or his nominee) within 30 days following the Option Exercise Date;

         9.4.2 the Grantor shall procure the transfer of any Shares to be transferred to a Participant (or his nominee) pursuant to the exercise of an Option within 30 days following the Option Exercise Date.

9.5 Consents: The allotment or transfer of any Shares under the Scheme shall be subject to obtaining any such approval or consent as is mentioned in Rule 4.6.

9.6      Ranking of Shares:  Shares:

         9.6.1 which are issued under the Scheme shall rank equally in all respects with the Shares then in issue, except that they shall not rank for any rights attaching to Shares by reference to a record date preceding the Option Exercise Date; and

         9.6.2 transferred under the Scheme shall not be entitled to any rights attaching to Shares by reference to a record date preceding the Option Exercise Date.

9.7 Listing: If and so long as the Shares are listed on the London Stock Exchange, the Company shall apply for a listing for any Shares issued under the Scheme as soon as practicable after their allotment.

10.      ADJUSTMENT OF OPTIONS

10.1 Variation in equity share capital: If there is a Variation in the equity share capital of the Company:

         10.1.1   the number of Shares over which an Option is granted; and

         10.1.2   the Option Price

         shall be adjusted in such manner as the Board shall determine, subject to the prior approval of the Inland Revenue, so that (as nearly as may be without involving fractions of a Share or an Option Price calculated to more than two decimal places) the aggregate Exercise Price payable in respect of an Option shall remain unchanged (and where an Option has been exercised but no Shares have been allotted or transferred pursuant to such exercise, the number of Shares which may be so allotted or transferred and the price at which they may be acquired).

10.2 Nominal value of Shares: Apart from under this Rule 10.2, no adjustment under Rule 10.1 above may have the effect of reducing the Option Price to less than the nominal value of a Share. Where an Option subsists over both issued and unissued Shares any such adjustment may only be made if the reduction of the Option Price of Options over both issued and unissued Shares can be made to the same extent. Any adjustment made to the Option Price of Options over unissued Shares shall only be made if and to the extent that the Board shall be authorised to:

         10.2.1 capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercisable exceeds the adjusted Exercise Price; and

         10.2.2 apply such sum in paying up such amount on such Shares so that on exercise of any Option in respect of which such a reduction shall have been made the Board shall capitalise such sum (if any) and apply the same in paying up such amount.

10.3 Notifying Participants of adjustments: The Grantor may take such steps as it may consider necessary to notify Participants of any adjustment made under this Rule 10 and to call in, cancel, endorse, issue or re-issue any certificate as a result of such adjustment.

11.      ADMINISTRATION

11.1 Notices: Any notice or other communication in connection with the Scheme may be given:

         11.1  by personal delivery; or

         11.2  by sending the same by post, in the case of a company:

               (i)   to its registered office; and

               (ii) in the case of an individual to his last known address, or, where he is a director or employee of a Participating Company, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment. Where a notice or other communication is given by first-class post, it shall be deemed to have been received 48 hours after it was put into the post properly addressed and stamped.

11.2 Documents sent to shareholders: The Company may distribute to Participants copies of any notice or document sent by the Company to the holders of Shares.

11.3 Replacement option certificates: If any option certificate shall be worn out, defaced or lost, it may be replaced on such evidence being provided as the Board may require.

11.4 Shares to cover Options: The Company shall at all times keep available for allotment unissued Shares at least sufficient to satisfy all Options under which Shares may be subscribed or procure that sufficient Shares are available for transfer to satisfy all Options under which Shares may be acquired.

11.5 Administration of the Scheme: The Scheme shall be administered by the Board. The Board shall have full authority, consistent with the Scheme, to administer the Scheme, including authority to interpret and construe any provision of the Scheme and to adopt such regulations for administering the Scheme and such forms of exercise as it may deem necessary or appropriate. Decisions of the Board shall be final and binding on all parties.

11.6 Costs of introducing the Scheme: The costs of introducing and administering the Scheme shall be borne by the Company.

12.      AMENDING THE SCHEME

12.1 The Board's power to amend the Scheme: Subject to the following provisions of this Rule 12, the Board may at any time alter or add to all or any of the provisions of the Scheme in any respect.

12.2 Shareholders' approval: No alteration or addition to the advantage of Participants shall be made under Rule 12.1 without the prior approval by ordinary resolution of the members of the Company in general meeting unless the alteration or addition is:

         12.2.1   minor and to benefit the administration of the Scheme;

         12.2.2   to take account of any changes in legislation; or

         12.2.3 to obtain or maintain favourable taxation, exchange control or regulatory treatment for the Company, or Subsidiary of the Company or Associated Company or any Participant.

12.3 Participants' approval: No alteration or addition shall be made under Rule 12.1 which would abrogate or adversely affect the subsisting rights of a Participant unless it is made:

         12.3.1 with the consent in writing of such number of Participants as hold Options under the Scheme to acquire 75 per cent of the Shares which would be issued or transferred if all Options granted and subsisting under the Scheme were exercised; or

         12.3.2 by a resolution at a meeting of Participants passed by not less than 75 per cent of the Participants who attend and vote either in person or by proxy and for the purpose of this Rule 12.3 the provisions of the Articles of Association of the Company relating to shareholder meetings shall apply with the necessary changes.

12.4 Overseas Eligible Employees: Notwithstanding any other provision of the Scheme other than Rule 12.1 the Board may, in respect of Options granted to Eligible Employees who are or who may become subject to taxation outside the United Kingdom on their remuneration amend or add to the provisions of the Scheme and the terms of Options as it considers necessary or desirable to take account of or to mitigate or to comply with relevant overseas taxation, securities or exchange control laws provided that the terms of Options granted to such Eligible Employees are not overall more favourable than the terms of Options granted to other Eligible Employees.

12.5 Notice of amendments: As soon as reasonably practicable after making any alteration or addition under Rule 12.1, the Board shall give written notice of this to any Participant affected by it.

12.6 Prohibited amendment: No alteration shall be made to the Scheme if as a result of the alteration, the Scheme would cease to be an Employees' Share Scheme.

12.7 Inland Revenue approval: For as long as the Scheme is to remain approved by the Inland Revenue, no alteration or addition to the Scheme after it has been approved by the Inland Revenue shall have effect unless such alteration or addition has been approved by the Inland Revenue.

13.      GENERAL

13.1 Termination of the Scheme: The Scheme shall terminate following the end of the Scheme Period or at any earlier time by the passing of a resolution by the Board. Termination of the Scheme shall not affect the subsisting rights of Participants.

13.2 The Scheme and funding the purchase of Shares: The Company and any Subsidiary of the Company may provide money to the trustees of any trust or any other person to enable them or him to acquire Shares to be held for the purposes of the Scheme, or enter into any guarantee or indemnity for those purposes, to the extent permitted by Section 153 of the Companies Act 1985. In addition, the Company may require any Subsidiary to enter into such other agreement or agreements as it shall deem necessary to oblige such Subsidiary to reimburse the Company for any other amounts paid by the Company in relation to the Scheme, directly or indirectly in respect of such Subsidiary's employees.

13.3 Rights of Participants and Eligible Employees: Nothing in the Scheme shall be deemed to give any employee of any Participating Company any right to participate in the Scheme. The rights and obligations of any individual under the terms of his office or employment with a Participating Company shall not be affected by his participation in the Scheme nor any right which he may have to participate under it. An individual who participates under the Scheme waives all and any rights to compensation or damages in consequence of the termination of his office or employment with a Participating Company for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or to be entitled to exercise any Option under the Scheme as a result of such termination or from the loss or diminution in value of such rights or entitlements.

13.4 Articles of Association: Any Shares acquired on the exercise of Options shall be subject to the Articles of Association of the Company as amended from time to time.

13.5 Claims for relief under the Taxation of Chargeable Gains Act 1992: In the event that Shares are transferred to a Participant in pursuance of any Option granted under the Scheme, the Participant shall, if so required by the person making the transfer, join that person in making a claim for relief under Section 165 of the Taxation of Chargeable Gains Act 1992 in respect of the disposal made by him in affecting such transfer.

13.6 Governing Law: These Rules shall be governed by and construed in accordance with the law of England. All Participants, any Grantor, the Company and any other Participating Company shall submit to the jurisdiction of the English courts in relation to anything arising under the Scheme.

                     RULES OF THE HUNTINGDON LIFE SCIENCES SHARESAVE SCHEME

                                    APPENDIX


Appendix                 this appendix which forms part of the Rules;

Appropriate Period       the meaning  given by Paragraph  15(2) of Schedule 9
                         to the Taxes Act;

Associated Company       in relation to the Company:-

                         (i)     any  company   which  has  Control  of  the
                                 Company;

                         (ii) any company which is under the Control of any company referred to in (i) above;

Board the board of directors for the time being of the Company or a duly authorised committee of it;

Bonus Date               in relation  to any  Savings  Contract in respect of
                         an Option;

                         (i) where repayments are taken as including the maximum bonus, the earliest date on which the maximum bonus is payable; and

                         (ii) in any other case the earliest date on which the standard bonus is payable under the relevant Savings Contract;

Close                    Company a close  company  as defined
                         in section  414(1) of the Taxes Act,
                         as varied by Paragraph 8 of Schedule
                         9 to the Taxes Act;

the Company              Huntingdon  Life Sciences Group plc  (registered no.
                         502370);

Control                  has the  meaning  given by section  840 of the Taxes
                         Act;

Date of Grant            the date on which a Grantor grants an Option;

Date of Invitation       the date on  which a  Grantor  invites  applications
                         for Options;

Dealing Day              any day on which the London  Stock  Exchange is open
                         for the transaction of business;

Eligible Employee        (1) any individual who at the date of Grant:-

                             (i)      is an employee  (which may include
                                      an employee  who is a director) of
                                      a Participating Company; and

                             (ii)     is  chargeable  to tax in  respect
                                      of his office or employment  under
                                      Case I of  Schedule E of the Taxes
                                      Act; and

                             (iii)    has   been   such   an   executive
                                      director    or   employee   of   a
                                      Participating   Company  for  such
                                      qualifying  period (if any) (being
                                      a  period   starting  not  earlier
                                      than 5 years  prior to the Date of
                                      Grant)    as   the    Board    may
                                      determine; or

                         (2)      is an executive director or
                                  employee of a Participating
                                  Company (or is nominated as
                                  a member of a  category  of
                                  such  executive   directors
                                  and employees) nominated by
                                  the  Board  as  but  in all
                                  cases  excluding any person
                                  who  is   prohibited   from
                                  participating  by reason of
                                  the provisions of Paragraph
                                  8  of  Schedule  9  to  the
                                  Taxes Act;

Employees' Share Scheme    the meaning  given by Section  743 of the  Companies
                           Act 1985;

Employee Benefit Trust    any trust  which  falls  within  the  provisions  of
                          section 86 of the Inheritance Tax Act 1984 and constitutes an employees' share scheme as defined in section 743 of the Companies Act 1985, including but not exclusively any Qualifying Employee Share
                          Ownership Trust as defined in Schedule 5 of the Finance Act 1989;

Exercise Price the total amount payable in relation to the exercise of an Option, whether in whole or in part, being an amount equal to the relevant Option Price multiplied by the number of Shares in respect of which the Option is exercised;

Founder Option            a Founder Option  granted under the Huntingdon  Life
                          Sciences  Group   Unapproved   Share  Option  Scheme
                          adopted by the Company on 2 September 1998;

Grantor                   the  Board  acting  on behalf of the
                          Company  or  the   trustees  of  any
                          Employee  Benefit  Trust  which  has
                          agreed  to grant  options  under the
                          terms of this Scheme

London Stock Exchange     the London Stock Exchange Limited;

Market Value              in relation to a Share on any day:-

                          (i)       if and so long as the  shares  are  listed
                          on the London Stock Exchange its middle market quotation (as derived from the Daily Official List of The London Stock Exchange);

                          (ii)      subject to (i) above,  its
                                    market value determined in
                                    accordance  with Part VIII
                                    of   the    Taxation    of
                                    Chargeable  Gains Act 1992
                                    and agreed in advance with
                                    the    Shares    Valuation
                                    Division of the Inland
                                    Revenue;

Material Interest         the  meaning  given by  Section  187(3) of the Taxes
                          Act;

Maximum Contribution      the lesser of:

                          (i) such maximum monthly contribution as may be permitted under Paragraph 24 of
                                  Schedule 9 to the Taxes Act or, if less, (pound)250 per month; or

                          (ii) such maximum monthly contribution as may be determined from time to time by the Board;

Member of a Consortium    the  meaning  given by  Section  187(7) of the Taxes
                          Act;

Minimum                   Contribution  such  minimum  monthly
                          contribution     permitted     under
                          Paragraph  24 of  Schedule  9 to the
                          Taxes Act from time to time;

Monthly Contributions     monthly   contributions  agreed  to  be  paid  by  a
                          Participant under his Savings Contract;

Option a right to acquire Shares under the Scheme which is either subsisting or is proposed to be granted;

Option Agreement          the   agreement    dated   [   ]   1998   and   made
                          between the Company (1) and Andrew H. Baker (2);

Option Price the price per Share at which an Eligible Employee may acquire Shares on the exercise of an Option and calculated in accordance with Rule 5:


Option Exercise Date      the  date  when  the   exercise   of  an  Option  is
                          effective because it complies with Rules 9.2 and 9.3;


Participant               any  Eligible  Employee  to whom an Option  has been
                          granted, or (where the context so admits) the personal representative(s) of any such person;

Participating Company     (i)     the Company;  and

                          (ii)    any other  company  which is
                                  under  the  Control  of  the
                                  Company,  is a Subsidiary of
                                  the  Company  and  which has
                                  been expressly designated by
                                  the   Board   as   being   a
                                  Participating Company;

Pensionable Age           age (65) sixty five;

Savings Contract a contract under a certified contractual savings scheme (within the meaning of Section 326 of the Taxes Act) approved by the Inland Revenue for the purpose of
                          Schedule 9 to that Act;

Scheme the Huntingdon Life Sciences Sharesave Scheme in its present form or as from time to time amended in accordance with the provisions hereof;

Scheme Period             the  period  starting  on the  date  the  Scheme  is
                          approved by the Inland Revenue and ending on the 10th anniversary of that date;

Share                     a fully paid  ordinary  share in the
                          capital   of   the   Company   which
                          satisfies  paragraphs  10  to  14 of
                          Schedule 9 to the Taxes Act;

Subsidiary                a  company  as   defined  by  Section   736  of  the
                          Companies Act 1985;

Taxes Act                 the Income and Corporation Taxes Act 1988; and

Variation                 in  relation  to the  equity  share  capital  of the
                          Company:

                          (i) a capitalisation issue, an offer or invitation made by way of rights, a subdivision, a consolidation or reduction; or


                         (ii)    any  other   variation   in
                                 respect of which the Inland
                                 Revenue  may  from  time to
                                 time allow an adjustment of
                                 Options in accordance  with
                                 Rule 10.